UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) FEBRUARY 22, 2004
                                                        -----------------


                              NOVA BIOGENETICS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     001-16703             04-3656563
  -------------------------------      -------------      -------------------
  (State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)                 File Number)      Identification No.)



             8601 Dunwoody Place, Suite 338, Atlanta, Georgia 30350
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               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code 770-650-6508
                                                           ------------


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Nova BioGenetics, Inc. announces that Mr. Bill Strong has joined the Company as President, effective February 22, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NOVA BIOGENETICS INC.
                                        (Registrant)



Date: February 26, 2004                 By: Timothy C. Moses
                                            ----------------
                                        Name:  Timothy C. Moses
                                        Title: Sr. Vice President